                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 18, 1999

                             WASHINGTON MUTUAL, INC.
             (Exact name of registrant as specified in its charter)

        WASHINGTON                     1-14667                  91-1653725
(State or other jurisdiction   (Commission File No.)           (IRS Employer
   of incorporation)                                         Identification No.)

                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
                     (Address of principal executive office)

                                 (206) 461-2000
               (Registrant's telephone number including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits

               10.1 Agreement and Plan of Merger dated May 18, 1999 between Washington Mutual, Inc. and Long Beach Financial Corporation.

               10.2 Stock Option Agreement dated May 18, 1999 between Washington Mutual, Inc. and Long Beach Financial Corporation.

               99.1 Press Release dated May 18, 1999 regarding the execution of a definitive merger agreement with Long Beach Financial Corporation.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WASHINGTON MUTUAL, INC.


                                       By: /s/ Fay L. Chapman
                                           -------------------------------------
                                           Fay L. Chapman
                                           Executive Vice President and
                                           General Counsel